Exhibit 99.1

MMG-26 LLC and

MMG-26 Operator LLC

Combined Financial Statements

For the Years Ended December 31, 2012 and 2011

With Independent Auditor’s Report

MMG-26 LLC AND MMG-26 OPERATOR LLC

To The Members

MMG-26 LLC and MMG-26 Operator LLC

Warwick, RI

Independent Auditor’s Report

We have audited the accompanying combined financial statements of MMG-26 LLC and MMG-26 Operator LLC which are comprised of the combined balance sheets of MMG-26 LLC and MMG-26 Operator LLC as of December 31, 2012 and 2011, and the related combined statements of income, changes in members’ equity (deficiency), and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain evidence about the amounts and disclosures in the combined financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of MMG-26 LLC and MMG-26 Operator LLC as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Blum, Shapiro & Company, P.C.

Providence, RI

August 15, 2013

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED BALANCE SHEETS

	DECEMBER 31,	DECEMBER 31,
	2012	2011

ASSETS

ASSETS
Property and Equipment, Net	$62,505,848	$63,771,804
Cash	1,895,091	1,814,443
Accounts Receivable	618,881	182,788
Accounts Receivable, Other	246,671	41,255
Prepaid Expenses and Other Assets	44,834	559,923
Restricted Cash	1,071,299	1,581,817
Deferred Finance Fees, Net	1,150,532	375,178
Franchise Fees, Net	3,500	3,833

Total Assets	$67,536,656	$68,331,041

LIABILITIES AND MEMBERS’ EQUITY (DEFICIENCY)

LIABILITIES
Accounts Payable	$700,003	$257,538
Due to Related Parties	77,745	63,915
Advanced Deposits	201,300	100,886
Accrued Payroll and Benefits	46,267	28,506
Accrued Expenses	578,457	240,652
Notes Payable	70,000,000	46,538,547

Total Liabilities	71,603,772	47,230,044

COMMITMENT

MEMBERS’ EQUITY (DEFICIENCY)	(4,067,116)	21,100,997

Total Liabilities and Members’ Equity (Deficiency)	$67,536,656	$68,331,041

See Accompanying Notes and Accountant’s Report

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF INCOME

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,
	2012	2011
REVENUES
Rooms	$17,093,613	$16,420,340
Telephone	18,302	24,839
Other	355,144	292,573
Total Revenues	17,467,059	16,737,752

OPERATING EXPENSES
Rooms	3,343,385	3,314,955
Telephone	26,462	27,849
Administrative and General	1,005,125	1,494,622
Marketing	644,418	595,299
Utilities	335,848	339,798
Repairs and Maintenance	331,855	308,226
Management Fees	523,984	503,895
Franchise Royalty Fees	542,708	763,339
Insurance	70,539	83,921
Property Taxes	1,117,481	1,029,368
Other Fees	179,337	269,126
Depreciation	1,618,291	1,602,184
Amortization	333	333
	9,739,766	10,332,915

Operating Income	7,727,293	6,404,837

OTHER EXPENSES
Interest Expense	5,117,893	3,203,140
Loss on Extinguishment of Debt	375,178	0
Total Other Expenses	5,493,071	3,203,140

Income Before Income Taxes	2,234,222	3,201,697

Income Tax Expense	128,433	234,977

NET INCOME	$2,105,789	$2,966,720

See Accompanying Notes and Accountant’s Report

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIENCY)

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,
	2012	2011

MEMBERS’ EQUITY- BEGINNING OF YEAR	$21,100,997	$21,633,235

Net Income	2,105,789	2,966,720

Members’ Distributions	(27,273,902)	(3,498,958)

MEMBERS’ EQUITY (DEFICIENCY) - END OF YEAR	$(4,067,116)	$21,100,997

See Accompanying Notes and Accountant’s Report

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF CASH FLOWS

	YEARS ENDED
	DECEMBER 31,	DECEMBER 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,105,789	$2,966,720
Adjustments to Reconcile Net Income to Net Cash
Provided From Operating Activities:
Depreciation and Amortization	1,618,624	1,602,517
Amortization of Deferred Finance Fees	1,348,704	250,119
(Increase) Decrease in Operating Assets:
Accounts Receivable, Trade	(436,093)	76,491
Accounts Receivable, Other	(205,416)	290,569
Prepaid Expenses and Other Assets	515,087	(37,067)
Restricted Cash	(561,122)	32,552
Increase (Decrease) in Operating Liabilities:
Accounts Payable	442,465	(62,737)
Advanced Deposits	100,414	(53,409)
Accrued Payroll and Benefits	17,761	6,304
Accrued Expenses	337,805	58,219
Net Cash Provided from Operating Activities	5,284,018	5,130,278

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures	(352,333)	(170,909)
Restricted Cash	1,071,640	(493,605)
Net Cash Provided From (Used by) Investing Activities	719,307	(664,514)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds From Notes Payable	70,000,000	0
Payments on Notes Payable	(46,538,547)	(612,261)
Advances from Related Parties	13,830	63,915
Deferred Finance Fees	(2,124,058)	0
Members’ Distributions	(27,273,902)	(3,498,958)
Net Cash Used In Financing Activities	(5,922,677)	(4,047,304)

INCREASE IN CASH	80,648	418,460

CASH - BEGINNING OF YEAR	1,814,443	1,395,983

CASH - END OF YEAR	$1,895,091	$1,814,443

See Accompanying Notes and Accountant’s Report

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 1 – NATURE OF BUSINESS

MMG-26 LLC (“The Owner”), a Delaware limited liability company, was formed on February 13, 2007 to acquire, develop, and operate a hotel property in New York, New York (“The Hotel”).  MMG-26 Operator LLC (“The Operator”), a Delaware limited liability company, was formed on February 13, 2007, to manage, operate, and lease the Hotel.  The Hotel opened on June 30, 2008 and is a 226 room hotel with a restaurant, fitness center, and business center.

The Owner leases the Hotel to the Operator who operates the Hotel.  The Owner and the Operator are collectively referred to as “The Company”.

The Owner sold the Hotel to a third party on June 6, 2013.  See Note 12.

NOTE 2 – RECENT ACCOUNTING DEVELOPMENTS

During the years ended December 31, 2012 and 2011 there were several new Accounting Standard Updates (ASU) issued by the Financial Accounting Standards Board.  The adoption of any applicable recently issued accounting pronouncements did not have a significant impact on the Company’s financial position, results of operations, or cash flows.  The Company will monitor these emerging issues to assess any future impact on its financial statements.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

The accompanying combined financial statements include the accounts of the Owner and the Operator.  All intercompany accounts and transactions have been eliminated in the combined presentation.

USE OF ESTIMATES

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

REVENUE RECOGNITION

Revenue is generally recognized as services are performed.  Hotel revenue consists primarily of room rental income.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.  The Company maintains cash balances at various federally insured financial institutions.  The Company’s credit risk with respect to such balances is all amounts on deposit in excess of federally insured limits.

ACCOUNTS RECEIVABLE

The Company carries its accounts receivable at cost.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on its history of past write offs, collections and current credit conditions.  Accounts are written off based on management’s evaluation of the collectibility of each account resulting from collection efforts.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING FOR ACQUISITIONS

The Company determined that the acquisition of the Hotel on June 30, 2008 represented a business combination, which requires that the assets acquired and the liabilities assumed constitute a business.  The business combination was accounted for by applying the acquisition method of accounting.  The Company recorded its investments in the Hotel based on the fair value of the identifiable assets acquired and liabilities assumed.  Assets are recorded at fair value and allocated to land, building and improvements, site improvements, and furniture, fixtures and equipment using appraisals and valuations performed by management and independent third parties.

PROPERTY, EQUIPMENT AND DEPRECIATION

Investments in property and equipment including land, building, furniture, fixtures, and equipment were initially recorded at fair value upon acquisition.  Property and equipment purchased after the hotel acquisition date is recorded at cost.  Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred.  Upon the sale or retirement of a fixed asset, the cost and related accumulated depreciation will be removed from the Hotel’s accounts and any resulting gain or loss will be included in the statements of operations.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 40 years for the building, 20 to 40 years for the building improvements, and 5 to 10 years for furniture, fixtures, and equipment.

IMPAIRMENT OF LONG LIVED ASSETS

The Company reviews long-lived assets and certain identifiable intangibles with finite lives for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated future cash flows expected to be generated by the asset.  If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

DEFERRED FINANCE FEES

Deferred finance fees are bank fees and other costs incurred in obtaining financing that are amortized using a method which approximates the effective interest method.

FRANCHISE FEE

The franchise fee represents the initial franchise fee paid by the Operator to InterContinental Hotels Group.  The initial franchise fee is amortized on a straight-line basis over the ten-year term of the franchise agreement.

INCOME TAXES

The Operator, a limited liability company, has elected to be taxed as a C corporation under the provisions of the Internal Revenue Code.  It has no deferred income taxes that are recognized for income and expense items that are reported for financial reporting purposes in different years than for income tax purposes.  The current income tax expense for the Operator was $128,433 and $234,977 for the years ended December 31, 2012 and 2011, respectively.  Income taxes paid were $123,267 and $260,538 for the years ended December 31, 2012 and 2011, respectively.  The Operator is subject to federal and state examinations by taxing authorities for the tax years 2010 through 2012.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

The Owner, a limited liability company, has elected to be taxed as a partnership under the provisions of the Internal Revenue Code.  Under these provisions, the Owner is not required to pay federal or state income taxes on its taxable income.  The members are liable for federal and state income taxes according to their respective ownership of the Owner’s taxable income.  The Owner is subject to federal and state examinations by taxing authorities for the tax years 2010 through 2012.

The Owner and Operator adopted the guidance in ASC 740, Income Taxes, relating to uncertain tax positions.  This guidance prescribes a two step process for the measurement of uncertain tax positions that have been taken or are expected to be taken on a tax return.  The first step is a determination of whether the tax position should be recognized in the combined financial statements.  The second step determines the measurement of the tax position.  ASC 740 also provides guidance on de-recognition of such tax positions, classification, potential interest and penalties, and disclosure.  No liability for uncertain tax positions within the scope of ASC 740 are recorded at December 31, 2012 and 2011.

PRESENTATION OF SALES TAX

The Company collects sales tax from all nonexempt customers and remits the entire amount to the State of New York upon collection from the customer.  The Company’s accounting policy is to exclude the tax collected and remitted to the state from revenue and expense.

ADVERTISING EXPENSE

Advertising is expensed as incurred and totaled $453,581 and $430,300 for the years ended December 31, 2012 and 2011, respectively.

SUBSEQUENT EVENTS

Subsequent events have been evaluated through August 15, 2013, the date the combined financial statements were available to be issued.

NOTE 4 – RESTRICTED CASH

The Company maintains reserves for property taxes and capital improvements as required by the debt agreements.  Restricted cash consists of the following amounts at December 31:

	2012	2011
Property Taxes	$740,129	$179,007
Capital Improvements Reserve	331,170	1,402,810
Total Restricted Cash	$1,071,299	$1,581,817

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 5 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment – at cost, less accumulated depreciation at December 31:

	2012	2011
Building and Building Improvements	$46,197,450	$46,048,109
Land and Land Improvements	19,229,412	19,229,412
Furniture and Fixtures	4,255,297	4,058,249
Computer Equipment	8,844	5,900
Subtotal	69,691,003	69,341,670
Less: Accumulated Depreciation	7,188,155	5,569,866
	62,502,848	63,771,804
Construction in Progress	3,000	0
	$62,505,848	$63,771,804

Depreciation expense charged to operations was $1,618,291 and $1,602,184 for the years ended December 31, 2012 and 2011, respectively.

NOTE 6 – DEFERRED FINANCE FEES AND FRANCHISE FEE

Deferred finance fees of $2,124,058 and $1,250,591 are presented net of accumulated amortization of $973,526 and $875,413 for the years ended December 31, 2012 and 2011, respectively.  Amortization of these fees have been classified as interest expense.

Loss on extinguishment of debt is $375,178 which relates to financing costs that were written off in 2012 when the debt was refinanced.

A franchise fee of $5,000 is presented net of accumulated amortization of $1,500 and $1,167 at December 31, 2012 and 2011, respectively.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 7 – NOTES PAYABLE

Notes payable consisted of the following at December 31:

	2012	2011
The Company had a note payable to a bank in the original amount of $55,000,000. The note was payable in 24 monthly installments of interest only, at the LIBOR rate plus a spread rate. The prevailing rate at December 31, 2012 was 4.5%. The LIBOR rate at December 31, 2012 was 0.21%. The note was to mature in March 2014, but was paid in full in connection with the sale of the Hotel (Note 12). The note was collateralized by all property and equipment.	$55,000,000	$0

The Company had a note payable to an Affiliate in the amount of $15,000,000. The note was subordinated to the Company’s bank loan, and was payable in 24 monthly installments of interest only, at the LIBOR rate plus a spread rate. The prevailing rate at December 31, 2012 was 11.5%. The LIBOR rate at December 31, 2012 was 0.21%. The note was set to mature in March 2014, but was paid in full in connection with the sale of the Hotel (Note 12). The note was collateralized by all property and equipment.	15,000,000	0

The Company had a note payable to a bank in the original amount of $48,000,000. The note was payable in monthly installments of interest for the first year, and monthly installments of principal and interest until, but not including, the maturity date. The interest rate was 6.30% at December 31, 2011. The note was set to mature in July 2013, but was paid off in full in February 2012 due to the Company refinancing with new debt. The note was collateralized by all property and equipment.	0	46,538,547
Total Notes Payable	$70,000,000	$46,538,547

Interest incurred and paid for the year ended December 31, 2012 was $4,144,367 and $3,782,699, respectively.  Interest incurred and paid for the year ended December 31, 2011 was $2,953,021.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Operator has a management agreement with MHG-26, LLC, a company related through common ownership, to operate and manage the hotel.  The term of the agreement was 3 years, beginning in June 2008, and was subsequently renewed in 2011 for 2 years.  The Operator pays 3% of monthly revenues to MHG-26, LLC for services provided.  The Company incurred management fees of $523,984 and $503,895 for the years ended December 31, 2012 and 2011, respectively.

The Company owes $77,745 and $63,915 to related parties for the years ended December 31, 2012 and 2011, respectively.  The amounts owed originated from normal operations of the Company.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

NOTE 9 – RESTAURANT LEASE

The Company leases space in the Hotel to an unrelated party under an operating lease that expires on October 31, 2013.  Rental income, included in Other Revenues, totaled $99,996 and $99,958, respectively, for the years ended December 31, 2012 and 2011.

NOTE 10 – COMMITMENT

The Operator has a franchise agreement (Agreement) with InterContinental Hotels Group for a ten-year period beginning June 2008.  In accordance with the terms of the agreement, the Operator is required to pay monthly franchise royalty fees and service contributions of 5% and 2.5%, respectively, of gross room revenue.  Per the Agreement, gross room revenue is defined as revenues derived from the rental of guest rooms of the hotel.  No minimum payments are due during the term of the agreement.

NOTE 11 – LITIGATION

The Company is involved in a claim and legal action arising in the ordinary course of business.  In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

NOTE 12 – SUBSEQUENT EVENT

On April 16, 2013, The Company entered into an agreement to sell the Hotel to an unaffiliated third party for a contractual price of $113,000,000.  The sale of the Hotel was completed on June 6, 2013.